                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 1999


                     Philadelphia Consolidated Holding Corp.
             (Exact name of Registrant as specified in its charter)


      Pennsylvania                      0-22280                   23-2202671
 (State or other juris-               (Commission               (IRS Employer
diction of incorporation)              File No.)             Identification No.)


       One Bala Plaza, Suite 100
            Bala Cynwyd, PA                                        19004
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900


          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

              The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release dated April 22, 1999.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Philadelphia Consolidated Holding Corp.
                                        ----------------------------------------
                                        (Registrant)


Date:  May 7, 1999                      By: /s/ Craig P. Keller
                                           -------------------------------------
                                                Craig P. Keller
                                                Vice President, Secretary and
                                                Chief Financial Officer




                                       2-

                                  EXHIBIT INDEX


Exhibit    Description                            Method of Filing
-------    -----------                            ----------------
99.1       Press Release dated April 22, 1999     Filed electronically herewith.



                                       3-